Exhibit 99-906.CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2004 of The Noah Investment Group, Inc.

I William L. Van Alen Jr. the President of the Fund, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: January 9, 2005                   /s/ William L. Van Alen, Jr.
                                        ----------------------------------------
                                        William L. Van Alen Jr.
                                        President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2004 of The Penn Street Fund, Inc.

I William L. Van Alen Jr. the Treasurer of the Fund, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: January 9, 2005                   /s/ William L. Van Alen, Jr.
                                        ----------------------------------------
                                        William L. Van Alen Jr.
                                        Treasurer